Exhibit 3.1

FEDERAL IDENTIFICATION

NO.  Applied For

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

RESTATED ARTICLES OF ORGANIZATION

(General Laws, Chapter 156B, Section 74)

We,  Richard W. Main,  President,  and Arnold S. Lerner,  Clerk,  of  Enterprise Bancorp, Inc., located at 222 Merrimack Street, Lowell,  Massachusetts 01852, do hereby certify that the following  Restatement  of the Articles of  Organization was duly  adopted  at a  meeting  held on March  22,  1996 by a vote of the sole incorporator in accordance with the rights and powers accorded thereto under Ch.156B M.G.L. SS. 44.

ARTICLE I

The name of the corporation is:

Enterprise Bancorp, Inc.

ARTICLE II

The purpose of the corporation is to engage

in the following business activities:

See Exhibit A attached hereto and made a part hereof.

ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

EXHIBIT A

ARTICLE II: Purposes

                To acquire, invest in or hold stock in any subsidiary permitted under the Bank Holding Company Act of 1956 or Chapter 167A of the Massachusetts General Laws, as such statutes may be amended from time to time, and to engage in any activity or enterprise permitted to a bank holding company under said statutes or other applicable law.

                To engage generally in any business activity which may be lawfully carried on by a corporation organized under Chapter 156B of the Massachusetts General Laws.

ARTICLE III

State the total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Common:		Common:	500,000	$.01

Preferred:		Preferred:	100,000	$.01

ARTICLE IV

If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established within any class.

                See Exhibit B attached hereto and made a part hereof.

ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are:

                See Exhibit C attached hereto and made a part hereof.

ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                See Exhibit D attached hereto and made a part hereof.

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ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

EXHIBIT B

ARTICLE IV: Capital Stock

                The shares of the Corporation’s authorized capital stock may be issued by the Corporation from time to time by a vote of its Board of Directors without the approval of its stockholders, except as may be otherwise provided in this Article. Upon payment of lawful consideration therefor and issuance, all shares of the capital stock of the Corporation shall be deemed to be fully paid and nonassessable. No holder of any of the capital stock of the Corporation shall have any preemptive right to purchase or subscribe for the purchase of any additional shares issued by the Corporation. In the case of a stock dividend, that part of the surplus account or undivided profits account of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for the issuance of such stock dividend.

                A description of the different classes and series (if any) of the Corporation’s capital stock and a statement of the designations and the relative rights, preferences and limitations of the shares of each class and series (if any) of capital stock are as follows:

SECTION  1.  Common Stock. Except as provided by law or in this Article (or in any supplementary sections hereto) or in any certificate of establishment of a series of preferred stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of outstanding shares of Common Stock shall be entitled to one vote for each share held by such holder.

                Holders of the Common Stock shall be entitled to the payment of dividends out of any assets of the Corporation legally available for the payment thereof, but only as and when declared by the Board of Directors.

                In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the Common Stock in the event of liquidation, dissolution or winding up of the Corporation, of the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate, in whole or in part, therewith, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind, in proportion to their holdings.

SECTION  2.  Preferred Stock. The Board of Directors of the Corporation is authorized by vote or votes, from time to time adopted, to provide for the issuance of preferred stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating,

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optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of one or more of the following:

                (1) The distinctive serial designation and the number of shares constituting such series;

                (2) The dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends and the participating or other special rights, if any, with respect to dividends;

                (3) The voting powers, full or limited, if any, of shares of such series;

                (4) Whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

                (5) The amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Bank;

                (6) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

                (7) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                (8) The price or other consideration for which the shares of such series shall be issued; and

                (9) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of stock.

                Unless otherwise provided by law, any such vote shall become effective when the Corporation files with the Secretary of State of the Commonwealth of Massachusetts a certificate of establishment of one or more series of preferred stock signed by the Chairman of the Board and Chief Executive Officer or the President and by the Clerk of the Corporation, setting forth a copy of the vote of the Board of Directors establishing and designating the series and fixing and determining the relative rights and preferences thereof, the date of adoption of such vote and a certification that such vote was duly adopted by the Board of Directors.

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ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

EXHIBIT C

ARTICLE V: Certain Business Combinations

SECTION 1.           Vote Required for Certain Business Combinations.

                A. Required Vote for Certain Business Combinations. In addition to any affirmative vote required by the Massachusetts General Laws or by these Articles of Organization, and except as otherwise expressly provided in Section 2 of this Article V:

                (1) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation or entity (whether or not itself an Interested Stockholder) which is, or  after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder;

                (2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereinafter defined) of $2,500,000 or more;

                (3) the purchase, exchange, lease or other acquisition by the Corporation or any Subsidiary (in a single transaction or a series of related transactions) of all or substantially all of the assets or business of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

                (4) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $2,500,000 or more;

                (5) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of any  Interested Stockholder or any Affiliate of any Interested Stockholder;  or

                (6) any reclassification of the securities of the Corporation (including any reverse stock split), any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving any Interested  Stockholder) which has the effect, directly or indirectly, of increasing the proportion of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

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shall require the affirmative vote of the holders of at least 80% of the voting power of the Voting Stock (as hereinafter defined) voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law.

                B. Definition of “Business Combination”. The term “Business Combination” as used in this Article shall mean any transaction which is referred to in any one or more of the clauses (1) through (6) of Paragraph A of this Section 1.

SECTION 2.           When Higher Vote is Not Required.

                The provisions of Section 1 of this Article V shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other provision of these Articles of Organization, if all of the conditions specified in either of the following paragraphs A or B are met:

                A. Approval by Continuing Directors. The Business Combination shall have been approved by two-thirds of the Continuing Directors (as hereinafter defined); or

                B. Price and Procedure Requirements. All of the following conditions shall have been met:

                (1) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination (the “Consummation Date”) of any consideration other than cash to be received per share by holders of the Common Stock in such Business Combination shall be at least equal to the highest of the following:

(a)                                  (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers fees) paid by the Interested Stockholder for any shares of the Common Stock of the Corporation acquired by it (i) within the two year period immediately prior to the first public announcement of the proposal of the Business Combination (the “Announcement Date”) or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;

(b)                                 the highest Fair Market Value per share of the Common Stock of the Corporation on any date during the one-year period prior to and including the Announcement Date; and

(c)                                  (if applicable) the price per share equal to the product of (i) the Fair Market Value per share of the Common Stock of the Corporation on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article V as the “Determination Date”), whichever is higher, and (ii) a fraction, (x) the numerator of which is the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid by the Interested Stockholder for any shares of the Common Stock acquired by it within the two year period immediately prior to and including the Announcement Date, and (y) the denominator of which is the Fair Market Value per share of the Common Stock on the first day in such two-year period upon which the Interested Stockholder acquired any shares of the Common Stock.

                (2) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class of outstanding Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph B(2) shall be required to be met with respect to every other class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

(a)                                  (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers fees) paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (i) within the two year period immediately prior to the Announcement Date or (ii) in the transaction in which it became an Interested Stockholder, whichever is higher;

(b)                                 (if applicable) the highest preferential amount per share which the holders of shares of such class of Voting Stock are entitled to receive from the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(c)                                  (if applicable) the highest Fair Market Value per share of such class of Voting Stock on any date during the one year period prior to and including the Announcement Date; and

(d)                                 (if applicable) the price per share equal to the product of (i) the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher, and (ii) a fraction, (x) the numerator of which is the highest per share price (including any brokerage commission, transfer taxes and soliciting dealers fees paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it within the two year period immediately prior to and including the Announcement Date, and (y) the denominator of which is the Fair Market Value per share of such class of Voting Stock on the first day in such two year period upon which the Interested Stockholder acquired any shares of such class of Voting Stock.

                (3) The consideration to be received by holders of a particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of such class of Voting Stock previously acquired by such Interested Stockholder.

                (4) After becoming an Interested Stockholder and prior to the consummation of any such Business Combination: (a) there shall have been (i) no failure to declare and pay at regular dates therefor the full amount of any dividends (whether or not cumulative) payable on the Common Stock and any other class or series of stock entitled to dividends; (ii) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; and (iii) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (b) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder’s becoming an Interested Stockholder.

                (5) After becoming an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly except proportionately as a stockholder, of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise, unless such transaction shall have been approved or ratified by a majority of the Continuing Directors after such person shall have become an Interested Stockholder.

                (6) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”), or any successor agency thereto, thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the Corporation at least 20 days prior to consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

SECTION 3.           Certain Definitions.

                A. A “person” shall mean an individual, a Group Acting in Concert, a corporation, a partnership, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization and any similar association or entity.

                B. “Interested Stockholder” shall mean any person (other than any Employee Stock Ownership Plan established by the Board of Directors, the Corporation or any Subsidiary thereof formed at the direction of the Corporation) who or which:

                (1) is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding shares of Voting Stock;

                (2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding shares of Voting Stock; or

                (3) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended, and such assignment of succession was not approved by a majority of the Continuing Directors.

                C. A person shall be a “beneficial owner” of any shares of “Voting Stock”:

                (1) which such person or any of its Affiliates or Associates, directly or indirectly, has or shares with respect to such Voting Stock (a) the right to acquire or direct the acquisition of (whether such right is exercisable immediately or only after the passage of time or on the satisfaction of any conditions or both), pursuant to any agreement, arrangement or understanding or upon the exercise of any conversion rights, warrants, or options or otherwise; (b) the right to vote, or direct the voting of, pursuant to any agreement, arrangement or understanding or otherwise; or (c) the right to dispose of or transfer or direct the disposition or transfer of pursuant to any agreement, arrangement, understanding or otherwise; or

                (2) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                D. For the purpose of determining whether a person is an Interested Stockholder pursuant to paragraph B of this Section 3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by such person through application of paragraph C of this Section 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

                E. “Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the SEC’s General Rules and Regulations under the 1934 Act.

                F. “Subsidiary” means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph B of this Section 3, the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

                G. “Continuing Director” means any member of the Board of Directors of the Corporation (the “Board”) who is not an Interested Stockholder, or an Affiliate or an Associate of any Interested Stockholder and was a member of the Board prior to the time that any Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director who is not an Interested Stockholder, or an Affiliate or an Associate of any Interested Stockholder and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

                H. “Fair Market Value” for the purpose of these Articles of Organization means:

                (1) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the principal United States securities exchange registered under the 1934 Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers Automated Quotation System or a comparable system then in use, or if not such quotations are available, the fair market value on the date in question of a share of such stock as determined by at least a majority of the Continuing Directors of the Board in good faith; and

                (2) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by at least a majority of the Continuing Directors of the Board in good faith.

                I. “Group Acting in Concert” shall mean persons seeking to combine or pool their voting or other interests in the securities of the Corporation for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written, oral or otherwise, or any “group of persons’ as defined under Section 13(d) of the 1934 Act. When persons act together for any such purpose, their group is deemed to have acquired their stock.

                J. “Voting Stock” shall mean the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

                K. In the event of any Business Combination in which the Corporation survives, the phrase “other consideration to be received” as used in paragraphs B(1) and (2) of Section 2 of this Article V shall include the shares of common stock and/or the shares of any other class of outstanding voting stock retained by the holders of such shares.

SECTION 4.  Powers of the Board of Directors.

A majority of the Directors of the Corporation (or, if there is an Interested Stockholder, a majority of the Continuing Directors then in office) shall have the power to determine for the purposes of this Article V, on the basis of information known to them after reasonable inquiry, including without limitation, (A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of or is affiliated or associated with another, (D) whether the requirements of Section 2 of this Article V have been met with respect to any Business Combination, (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $2,500,000 or more, and (F) any other matters of interpretation arising under this Article V or under Section 2 of Article VI. The good faith determination of a majority of the Directors (or, if there is an Interested Stockholder, a majority of the Continuing Directors then in office) on such matters shall be conclusive and binding for all purposes of this Article V and of Section 2 of Article VI.

SECTION 5.  No Effect on Fiduciary Obligations of Interested Stockholders.

Nothing contained in this Article V shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

EXHIBIT D

ARTICLE VI: Other Lawful Provisions

SECTION 1.  Standards for Board of Directors Evaluation of Offers. The Board of Directors of the Corporation, when evaluating any offer of another person to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another institution, or acquire all of the Voting Stock of the Corporation, or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to all relevant factors including, without limitation, the social and economic effects of acceptance of such offer on the Corporation’s present and future account holders, borrowers and employees; on the communities in which the Corporation operates or is located; and on the ability of the Corporation to fulfill the objectives of a bank holding company under applicable statutes and regulations.

SECTION 2.  Beneficial Ownership Limitation. No person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than ten percent ( 10%) of the outstanding shares of any class of equity securities of the Corporation. This limitation shall not apply (A) to any acquisition of shares of capital stock of the Corporation which has been expressly approved in advance by an affirmative vote of not less than two-thirds of the Continuing Directors then in office, (B) to any offer to the Corporation made by any underwriters selected by the Corporation in connection with a public offering by the Corporation of the Corporation’s capital stock, or (C) to any Employee Stock Ownership Plan established by the Corporation.

For the purposes of determining the number of shares of equity securities owned hereunder by any person, the number of shares of equity securities deemed to be outstanding shall include shares deemed owned by such person through the application of paragraph C of Section 3 of Article V of these Articles of Organization but shall not include any other shares of equity securities which  may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

In the event that any class of equity securities is acquired in violation of this Section 2, (i) all shares of Common Stock or Preferred Stock beneficially owned by any person in excess of ten percent ( 10%) of the total number of outstanding shares of such class shall be considered “excess shares”and such shares shall not be counted as shares entitled to vote, shall not bexvoted by any person or counted as voting shares in connection with any matter submitted to the stockholders for a vote, and shall not be counted as outstanding for purposes of determining the affirmative vote necessary to approve any matter submitted to the stockholders for a vote, and (ii) the Board of Directors may cause such excess shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of such trustee to be paid out of the proceeds from such sale. The term “offer” as it is used in this Article includes every offer to buy or acquire, solicitation of an offer to sell, tender offer for or request or invitation for tender of, a security or interest in a security for value.

SECTION 3.  Directors.  The Corporation shall be under the direction of a Board of Directors. The number of Directors shall not be fewer than three (3) or as required by law. The Board of Directors shall be divided into three classes (Class I, Class II and Class III) as nearly equal in number as possible, with one class to be elected annually.

The directors of the Corporation as of and from the effective date of these Articles of Organization shall be those persons identified in Article VIII and they shall hold office as follows: the directors initially elected to Class I shall hold office for a term expiring at the annual meeting of stockholders to be held in 1997, the directors initially elected to Class II shall hold office for a term expiring at the annual meeting of stockholders to be held in 1998, and the directors initially elected to Class III shall hold office for a term expiring at the annual meeting of stockholders to be held in 1999, with the members of each such class to hold office until their respective successors are duly elected and qualified. At each annual meeting, or special meeting in lieu thereof, of stockholders of the Corporation, the successors to the class of directors whose term expires at the meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their respective successors are elected and qualified.

Any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office only for Cause (as hereinafter defined), by an affirmative vote of not less than (i) the holders of two-thirds of the total votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose, or (ii) two-thirds of the members of the Board of Directors then in office, unless at the time of such removal there shall be an Interested Stockholder, in which case the affirmative vote of not less than two-thirds of the Continuing Directors then in office shall also be required for removal by vote of the Board of Directors. At least thirty days prior to such meeting of stockholders, written notice shall be sent to the Director whose removal will be considered at the meeting.

For purposes of this Section 3, “Cause” shall be defined as (i) conviction of a felony; (ii) acceptance of immunity to testify where another has been so convicted; (iii) a court determination of liability for negligence or misconduct in the performance of directorial duties in an important matter; or (iv) a determination or direction by such governmental agency or authority as may exercise proper jurisdiction that an individual should not be a Director.

SECTION 4.  Indemnification of Directors. The Corporation shall indemnify anyperson who was or is a party to any threatened, pending or completed action, suit or proceeding (other than actions based upon a violation of the duty of loyalty), whether civil, criminal, derivative, administrative or investigative by reason of the fact that the person is or was a Director, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation. The provisions of this Section 4 shall not limit any other rights of indemnification from the Corporation that a person may be entitled to by law or the By-laws of the Corporation.

SECTION 5.  Transactions with Interested Persons.

5.1.  Unless entered into in bad faith, no contract or transaction by the Corporation shall be void, voidable or in any way affected by reason of the fact that it is with an Interested Person.

5.2.  For the purposes of this Section 5, “Interested Person” means any person or organization in any way interested in the Corporation whether as a director, officer, stockholder, employee or otherwise, and any other entity in which any such person or organization of the Corporation is in any way interested.

5.3.  Unless such contract or transaction was entered into in bad faith, no Interested Person, because of such interest, shall be liable to the Corporation or to any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

5.4.  The provisions of this Section 5 shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of Directors or stockholders of the Corporation at which such contract or transaction was authorized or that the vote of an Interested Person was necessary for the authorization of such contract or transaction.

SECTION 6.  Acting as a Partner. The Corporation may be a partner in any business enterprise which it would have power to conduct by itself.

SECTION 7.  Stockholders Meetings. Meetings of stockholders may be held at such place in the Commonwealth of Massachusetts or, if permitted by applicable law, elsewhere in the United States as the Board of Directors may determine.

SECTION 8.  Notice of Stockholder Business at Annual Meeting. At an annual meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors (unless there is an Interested Stockholder, in which case the affirmative vote of a majority of the Continuing Directors then in office shall also be required) or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 8. For business to be properly brought before an annual meeting by the stockholder, the stockholder must have given timely notice thereof in writing to the Clerk of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than one hundred and fifty days prior to the meeting; provided, however, that in the event that less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made must be given. A stockholder’s notice to the Clerk shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and any other stockholder known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such business. Notwithstanding anything in these Articles of Organization to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 8 or as provided in the By-Laws of the Corporation. The Chairman of the Board and Chief Executive Officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 8, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before this meeting shall not be transacted.

SECTION 9.  Call of Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board and Chief Executive Officer, or by the affirmative vote of a majority of the Directors then in office; provided, however, that if at the time of such call there is an Interested Stockholder, any such call shall also require the affirmative vote of a majority of the Continuing Directors then in office. Only those matters set forth in the call of the special meeting may be considered or acted upon at such special meeting, unless otherwise provided by law.

SECTION 10.  Amendment of By-Laws. The By-Laws of the Corporation may be adopted, altered, amended, changed or repealed by the Board of Directors or the stockholders of the Corporation. Such action by the Board of Directors shall also require the affirmative vote of at least two-thirds of the Directors then in office at a duly constituted meeting of the Board of Directors, unless if at the time of such action there shall be an Interested Stockholder, in which case such action shall also require the affirmative vote of at least two-thirds of the Continuing Directors then in office, at such a meeting. Such action by the stockholders shall (i) first require approval by the affirmative vote of a majority of the Board of Directors of the Corporation then in office at a duly constituted meeting of the Board of Directors, unless at the time of such action there shall be an Interested Stockholder, in which case such action shall also require the affirmative vote of at least a two-thirds majority of the Continuing Directors then in office, at such meeting, (ii) unless waived by the affirmative vote of the Board of Directors (and if applicable, the Continuing Directors) specified in the preceding sentence, require the submission by the stockholders of written proposals for adopting, altering, amending, changing or repealing the By-Laws at least sixty days prior to the meeting at which they are to be considered, and (iii) shall further require the affirmative vote of at least two-thirds of the total votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose.

SECTION 11.  Amendment to Articles of Organization. No amendment, addition, alteration, change or repeal of these Articles of Organization shall be made, unless the same is first approved by the affirmative vote of at least two-thirds of the Board of Directors of the Corporation then in office, and thereafter approved by the stockholders by not less than 80% of the total votes eligible to be cast at a duly constituted meeting, or, in the case of Articles I, II and III of these Articles of Organization, by not less than a majority of the total votes eligible to be cast, and if, at any time within the sixty-day period immediately preceding the meeting at which the stockholder vote is to be taken there is an Interested Stockholder, such amendment, addition, alteration, change, or repeal shall also require the affirmative vote of at least two-thirds of the Continuing Directors then in office, prior to approval by the stockholders. Unless otherwise provided by law, any amendment, addition, alteration, change or repeal so acted upon shall be effective on the date it is filed with the

Secretary of State of the Commonwealth of Massachusetts or on such other date as specified in such amendment, addition, alteration, change or repeal or as the Secretary of State may specify.

SECTION 12.  Director’s Liability. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of such director’s fiduciary duty as a director of the Corporation, notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required by applicable law, this provision shall not eliminate the liability of a director of the Corporation (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under provisions of the Massachusetts General Laws imposing liabilities on directors in respect of distributions to the stockholders of the Corporation or loans to officers or directors of the Corporation, or (iv) any transaction from which such director derived any improper personal benefit. This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the date of such amendment or repeal.

ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

EXHIBIT E

ARTICLE VIII: List of Directors

Name	Residential Address	Post Office Address

Kenneth S. Ansin	5 Wyman Road	Enterprise Bancorp, Inc.
	West Townsend, MA 01474	222 Merrimack Street
Lowell, MA 01852

Walter L. Armstrong	50 Marshall Avenue	Enterprise Bancorp, Inc.
	Lowell, MA 01852	222 Merrimack Street
Lowell, MA 01852

Gerald G. Bousquet, M.D	1 New Towne Way Enterprise	Enterprise Bancorp, Inc.
	Chelmsford, MA 01824	222 Merrimack Street
Lowell, MA 01852

Kathleen M. Bradley	17 Bradley Lane	Enterprise Bancorp, Inc.
	Westford, MA 01886	222 Merrimack Street
Lowell, MA 01852

James F. Conway, III	23 Stonybrook Circle	Enterprise Bancorp, Inc.
	Andover, MA 01810	222 Merrimack Street
Lowell, MA 01852

Nancy L. Donahue	52 Belmont Avenue Enterprise	Enterprise Bancorp, Inc.
	Lowell, MA 01852	222 Merrimack Street
Lowell, MA 01852

George L. Duncan	710 Andover Street	Enterprise Bancorp, Inc.
	Lowell, MA 01852	222 Merrimack Street
Lowell, MA 01852

Eric P. Harrington	3 Boardwalk	Enterprise Bancorp, Inc.
	Chelmsford, MA 01824	222 Merrimack Street
Lowell, MA 01852

John P. Harrington	53 Trull Lane	Enterprise Bancorp, Inc.
	Lowell, MA 01852	222 Merrimack Street
Lowell, MA 01852

Arnold S. Lerner	155 Pine Hill Road	Enterprise Bancorp, Inc.
	Hollis, NH 03049	222 Merrimack Street
Lowell, MA 01852

Richard W. Main	1 Overlook Drive	Enterprise Bancorp, Inc.
	Chelmsford, MA 01824	222 Merrimack Street
Lowell, MA 01852

Charles P. Sarantos	132 Lincoln Parkway	Enterprise Bancorp, Inc.
	Lowell, MA 01852	222 Merrimack Street
Lowell, MA 01852

Michael A. Spinelli	6 Lakewood Road	Enterprise Bancorp, Inc.
	Windham NH 03087	222 Merrimack Street
Lowell, MA 01852

ARTICLE VII

The effective date of the restated Articles of Organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

ARTICLE VIII

The information contained in Article VIII is not a permanent part of the Articles of Organization.

a.	The street address (post office boxes are not acceptable) of the principal office of the corporation in Massachusetts is:

222 Merrimack Street, Lowell, Massachusetts 01852

b.	The name, residential address and post office address of each director and officer of the corporation is as follows:

	Name	Residential Address	Post Office Address

Chairman:	George L. Duncan	710 Andover Street	Enterprise Bancorp, Inc.
		Lowell, MA 01852	222 Merrimack Street
Lowell, MA 01852

President	Richard W. Main	1 Overlook Drive	“
Chelmsford, MA 0182

Treasurer:	John P. Clancy, Jr.	11 Tanglewood Drive	“
Chelmsford, MA 01824

Clerk	Arnold S. Lerner	155 Pine Hill Road	“
Hollis, NH 03049

Directors:	See Exhibit E attached hereto and made a part hereof.

c.	The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: December.

d.	The name and business address of the resident agent, if any, of the corporation is: Stephen J. Coukos, Esq., Sullivan & Worcester, One Post Office Square, Boston, MA 02109

We further certify that the foregoing Restated Articles of Organization affect no amendments to the Articles of Organization of the corporation as heretofore amended, except amendments to the following articles. Briefly describe amendments below

See Exhibit C hereto containing new additional provisions to Article V pertaining to Certain Business Combinations.

SIGNED UNDER THE PENALTIES OF PERJURY, this 25th day of March, 1996

/s/Richard W. Main, President
Richard W. Main
/s/Arnold S. Lerner, Clerk
Arnold S. Lerner

The Commonwealth of Massachusetts

RESTATED ARTICLE OF ORGANIZATION

(General Laws, Chapter 156B, Section 74)

I hereby approve the within Restated Articles of Organization and, the filing fee in the amount of $                    having been paid, said articles are deemed to have been filed with me this                    day of                     19       .

Effective Date:

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

Stephen J. Coukos, Esq.
Sullivan & Worcester
One Post Office Square
Boston, Massachusetts 02109
Telephone: (617) 338-2912

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL J. CONNOLLY, Secretary

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

FEDERAL IDENTIFICATION

NO. 04-3308902

We Richard W. Main, President, and Arnold S. Lerner, Clerk, of Enterprise Bancorp, Inc. located at 222 Merrimack Street, Lowell, Massachusetts  01852, do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED: 3 of the Articles of Organization were duly adopted at a meeting held on May 22, 1996, by vote of: the sole incorporator in accordance with the rights and powers accorded thereto under Ch. 156B M.G.L. ss.44.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	500,000	$.01

Preferred:		Preferred:	100,000	$.01

CHANGE the total authorized to:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	5,000,000	$.01

Preferred:		Preferred:	1,000,000	$.01

The foregoing  amendment will become  effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.  LATER EFFECTIVE DATE:

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 17th day of July, in the year 1996.

/s/ Richard W. Main, President
Richard W. Main

/s/ Arnold S. Lerner, Clerk
Arnold S. Lerner

The Commonwealth of Massachusetts

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $5,400 having been paid, said articles are deemed to have been filed with me this 17th day of July , 1996.

MICHAEL J. CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:	Stephen J. Coukos, Esq.
Sullivan & Worcester
One Post Office Square
Boston, Massachusetts 02109

Telephone: (617) 338-2912

FEDERAL IDENTIFICATION

NO. 04-3308902

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL JOSEPH CONNOLLY, Secretary

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS  02108

CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING

A SERIES OF CLASS OF STOCK

(General Laws, Chapter 156B, Section 26)

We Richard W. Main, President, and Arnold S. Lerner, Clerk, of Enterprise Bancorp, Inc. located at 222 Merrimack Street, Lowell, Massachusetts  01852, do hereby certify that at a meeting of the directors of the corporation held on January 13, 1998, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

See Attached Pages 2A — 2G

ENTERPRISE BANCORP, INC.

[Designation of Preferred Stock]

VOTED:                                                    That pursuant to the authority vested in this Board of Directors in accordance with Section 26 of Chapter 156B of the Massachusetts General Laws and Article IV of the Corporation’s Restated Articles of Organization, as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as set forth in the Terms of Series A Junior Participating Preferred Stock presented to this meeting and included as Exhibit A to the Rights Agreement.

VOTED:                                                    That the proper Authorized Officers  of the Corporation be, and each of them hereby is, authorized and directed to execute a Certificate of Vote of Directors Establishing a Series of a Class of Stock with respect to the Series A Junior Participating Preferred Stock pursuant to Section 26 of Chapter 156B of the Massachusetts General Laws and to take all appropriate action to cause such Certificate to become effective, including, but not limited to, the filing and recording of such Certificate with and/or by the Secretary of State of the Commonwealth of Massachusetts.

[Reservation of Shares]

VOTED:                                                    That 50,000 shares of Series A Junior Participating Preferred Stock of the Corporation are hereby initially reserved for issuance upon exercise of the Rights, such number to be subject to adjustment from time to time in accordance with the Rights Agreement.

The Terms of Series A Junior Participating Preferred Stock as referenced in the first of the foregoing votes are as follows:

TERMS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

The following is a statement of the terms (including preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms or conditions of redemption) of the Series A Junior Participating Preferred Stock, par value $.01 per share, of Enterprise Bancorp, Inc. (the “Company”):

1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Shares” and the number of shares constituting such series shall be 50,000.

2A

2.  Dividends and Distributions.

a.             Subject to the prior and superior rights of the holders of any shares of any series of shares of preferred stock (generally, “Preferred Shares”) ranking prior and superior to the Series A Junior Participating Preferred Shares with respect to dividends (if any), the holders of Series A Junior Participating Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors of the Company (the “Board”) out of funds legally available for the purpose, dividends payable in cash at such times as dividends, other than dividends payable in Common Shares (as defined herein), are paid by the Company to holders of shares of the common stock, par value $0.01 per share, of the Company (the “Common Shares”), commencing on the first date on which such a dividend is paid by the Company to the holders of the Common Shares following the first issuance of a Series A Junior Participating Preferred Share or fraction thereof.  Each such dividend payable on the Series A Junior Participating Preferred Shares shall be in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, plus 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared by the Board and then payable on the Common Shares.  In the event the Company shall at any time after January 13, 1998 (the “Rights Declaration Date”) (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event pursuant to the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

b.             The Board shall declare a dividend or distribution on the Series A Junior Participating Preferred Shares as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares).

c.             Dividends shall begin to accrue and be cumulative on outstanding Series A Junior Participating Preferred Shares from the date of issue of such shares.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the Series A Junior Participating Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board may fix a record date for the determination of holders of Series A Junior Participating Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3.  Voting Rights.  The holders of Series A Junior Participating Preferred Shares shall have the following voting rights:

2B

(a)           Subject to the provision for adjustment hereinafter set forth, each Series A Junior Participating Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Company.  In the event that the Board shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(b)           Except as otherwise provided herein or by law, the holders of Series A Junior Participating Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

(c)           (i)  If at any time dividends on any Series A Junior Participating Preferred Shares shall be in arrears, the occurrence of such contingency shall mark the beginning of a period (a “Default Period”) which shall extend until such time when all accrued and unpaid dividends for all previous dividend periods and for the current dividend period on all Series A Junior Participating Preferred Shares then outstanding shall have been declared and paid or set apart for payment.  During each Default Period, all holders of Preferred Shares (including holders of the Series A Junior Participating Preferred Shares) with dividends in arrears, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii)  During any Default Period, such voting right of the holders of Series A Junior Participating Preferred Shares may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at an annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Shares, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of Preferred Shares outstanding shall be present in person or by proxy.  The absence of a quorum of the holders of Common Shares shall not affect the exercise by the holders of Preferred Shares of such voting right.  At any meeting at which the holders of Preferred Shares shall exercise such voting right initially during an existing Default Period, they shall have the right, voting as a class, to elect Directors to fill up to two (2) vacancies, if any, in the Board or, if such right is exercised at an annual meeting, to elect two (2) Directors.  The holders of Preferred Shares shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them at any special meeting of two (2) Directors.  After the holders of Preferred Shares shall have exercised their right to elect Directors in any Default Period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Shares as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Shares, if any.

2C

(iii)  Unless the holders of Preferred Shares shall, during an existing Default Period, have previously exercised their right to elect Directors, the Board may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of Preferred Shares outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Shares, which meeting shall thereupon be called by the Board or the Chairman and Chief Executive Officer of the Company.  The Clerk of the Company shall give notice of such meeting and of any annual meeting at which holders of Preferred Shares are entitled to vote pursuant to this paragraph (c)(iii) to each holder of record of Preferred Shares by mailing a copy of such notice to him at his last address as the same appears on the books of the Company.  Such meeting shall be called for a time not earlier than fifteen (15) days and not later than sixty (60) days after such order or request.  If such meeting is not called within sixty (60) days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of Preferred Shares outstanding.  Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the shareholders.

(iv)  In any Default Period, the holders of Common Shares shall continue to be entitled to elect the whole number of Directors of the Company until the holders of Preferred Shares shall have exercised their rights to elect two (2) Directors voting as a class, after the exercise of which right, (X) the Directors so elected by the holders of Preferred Shares shall continue in office until their successors shall have been elected by such holders or until the expiration of the Default Period, and (Y) any vacancy in the Board shall (except as provided in paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of capital stock of the Company (i.e., the Common Shares or the Preferred Shares) which elected the Directors whose office shall have become vacant.  References in this paragraph (c) to Directors elected by the holders of a particular class of the capital stock of the Company shall include Directors elected by such Directors to fill vacancies as provided in clause (Y) of the foregoing sentence.

(v)  Immediately upon the expiration of a Default Period, (X) the right of the holders of Preferred Shares as a class to elect Directors shall cease, (Y) the term of any Directors elected by the holders of Preferred Shares as a class shall terminate, and (Z) the number of Directors shall be such number as may be provided for in the Articles of Organization, as may then be amended and in effect, or the By-Laws of the Company, irrespective of any increase made pursuant to the provisions of paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law, or in the Articles of Organization, as may be amended from time to time, or the By-Laws of the Company).  Any vacancies in the Board effected by the provisions of clauses (Y) and (Z) in the preceding sentence may be filled by a majority of the remaining Directors.

2D

(d)           Except as set forth herein, holders of Series A Junior Participating Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

4.  Certain Restrictions.

a.             Whenever dividends or other distributions payable on the Series A Junior Participating Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Junior Participating Preferred Shares outstanding shall have been paid in full, the Company shall not:

i.  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Shares;

ii.  declare or pay dividends on or make any other distributions on any shares of capital stock of the Company ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Shares except dividends paid ratably on the Series A Junior Participating Preferred Shares and all such parity shares of capital stock of the Company on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares of capital stock are then entitled;

iii.  redeem or purchase or otherwise acquire for consideration shares of capital stock of the Company ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Shares provided that the Company may at any time redeem, purchase or otherwise acquire any such parity shares of capital stock in exchange for any shares of capital stock ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Shares;

iv.  purchase or otherwise acquire for consideration any Series A Junior Participating Preferred Shares, or any shares of capital stock of the Company ranking on a parity with the Series A Junior Participating Preferred Shares, except pursuant to Section 8 hereof or in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes of shares of capital stock of the Company.

b.             The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of capital stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

2E

5.  Reacquired Shares.  Any Series A Junior Participating Preferred Shares, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

6.  Liquidation, Dissolution or Winding Up.

a.             Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of capital stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Shares, unless, prior thereto, the holders of Series A Junior Participating Preferred Shares shall have received $7,500.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Liquidation Preference”).  Following the payment of the full amount of the Liquidation Preference, no additional distributions shall be made to the holders of Series A Junior Participating Preferred Shares, unless, prior thereto, the holders of Common Shares shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Shares) (such number in clause (ii) immediately above being referred to as the “Adjustment Number”).  Subject to the rights of any other series of Preferred Shares then outstanding, if any, following the payment of the full amount of the Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Shares and Common Shares, respectively, holders of Series A Junior Participating Preferred Shares and holders of shares of Common Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Series A Junior Participating Preferred Shares and Common Shares, on a per share basis, respectively.

b.             In the event, however, that there are not sufficient assets available to permit payment in full of the Liquidation Preference and the liquidation preferences of all other series of Preferred Shares, if any, which rank on a parity with the Series A Junior Participating Preferred Shares, then such remaining assets shall be distributed ratably to the holders of such parity Preferred Shares (including the Series A Junior Participating Preferred Shares) in proportion to their respective liquidation preferences.  In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment after satisfaction of the liquidation preferences of all series of Preferred Shares, if any, then such remaining assets shall be distributed ratably to the holders of Common Shares.

2F

c.             In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

7.  Consolidation, Merger, etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the Series A Junior Participating Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of shares, securities, cash or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged.  In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Junior Participating Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

8.  Redemption.  The Series A Junior Participating Preferred Shares shall not be redeemable.

9.  Ranking.  The Series A Junior Participating Preferred Shares shall rank junior to all other series of the Company’s Preferred Shares as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

10.  Amendment.  At such time as Series A Junior Participating Preferred Shares are outstanding, the Articles of Organization of the Company shall not be amended, nor shall any Articles of Amendment thereto, including without limitation any Certificate of Vote of Directors Establishing a Series of a Class of Stock pursuant to Section 26 of Chapter 156B of the Massachusetts General Laws, be filed with the Massachusetts Secretary of State or otherwise amended, in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Shares so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Series A Junior Participating Preferred Shares voting separately as a class.

11.  Fractional Shares.  Series A Junior Participating Preferred Shares may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of a holder of Series A Junior Participating Preferred Shares.

2G

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed this 14th day of January, in the year 1998.

/s/ Richard W. Main, President
Richard W. Main

/s/ Arnold S. Lerner, Clerk
Arnold S. Lerner

The Commonwealth of Massachusetts

CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING

A SERIES OF CLASS OF STOCK

(General Laws, Chapter 156B, Section 72)

I hereby approve the within certificate and, the filing fee in the amount of $       having been paid, said certificate is hereby filed this    day of             , 19    .

MICHAEL JOSEPH CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION
PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:	Stephen J. Coukos, Esq.
Sullivan & Worcester
One Post Office Square
Boston, Massachusetts 02109

Telephone: (617) 338-2912

FEDERAL IDENTIFICATION

NO. 04-3308902

The Commonwealth of Massachusetts

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

We Richard W. Main, President, and Arnold S. Lerner, Clerk, of Enterprise Bancorp, Inc. located at 222 Merrimack Street, Lowell,  Massachusetts 01852, do hereby certify that these articles of amendment affecting articles numbered: 3 of the Articles of Organization were duly adopted at a meeting held on May 4, 1999, by vote of: 2,707,106 shares  of common stock of 3,169,634 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	5,000,000	$.01

Preferred:		Preferred:	1,000,000	$.01

CHANGE the total authorized to:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	10,000,000	$.01

Preferred:		Preferred:	1,000,000	$.01

The foregoing  amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.  LATER EFFECTIVE DATE:

IN WITNESS  WHEREOF AND UNDER THE PENALTIES OF PERJURY,  we have hereunto signed our names this 4th day of May, 1999.

/s/ Richard W. Main, President
Richard W. Main

/s/ Arnold S. Lerner, Clerk
Arnold S. Lerner

The Commonwealth of Massachusetts

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby  approve the within articles of amendment and, the filing fee in the amount of $5,000 having been paid, said articles are deemed to have been filed with me this 10th day of May , 1999.

/S/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

TO BE FILLED IN BY CORPORATION
PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:	Stephen J. Coukos, Esq.
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Telephone: (617) 338-2912

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

(1)            Exact name of corporation:  Enterprise Bancorp, Inc.

(2)            Registered office address:  222 Merrimack Street, Lowell, MA 01852

(number, street, city or town, state, zip code)

(3)            These articles of amendment affect article(s):    II,  IV  and VI

(4)            Date adopted:      May 3, 2006

(month, day, year)

(5)            Approved by:

(check appropriate box)

☐  the incorporators,

☐  the board of directors without shareholder approval and shareholder approval was not required.

☒  the board of directors and the shareholders in the manner required by law and the articles of organization.

(6)            State the article number and the text of the amendment.  Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

Articles II, IV and VI are amended and restated in their entirety to read as set forth on the Attachment Sheets included herewith, which are incorporated herein by this reference.

The Commonwealth of Massachusetts

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108-1512

ATTACHMENT SHEET

ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

ARTICLE II:  Purposes

To acquire, invest in or hold stock in any subsidiary permitted under the Bank Holding Company Act of 1956 or Chapter 167A of the Massachusetts General Laws, as such statutes may be amended from time to time, and to engage in any activity or enterprise permitted to a bank holding company under said statutes or other applicable law.

To engage generally in any business activity which may be lawfully carried on by a corporation organized under Chapter 156D of the Massachusetts General Laws as may be amended from time to time and any successor statute thereto.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

ARTICLE IV:  Capital Stock

The shares of the Corporation’s authorized capital stock may be issued by the Corporation from time to time by a vote of its Board of Directors without the approval of its stockholders, except as may be otherwise provided in this Article.  Upon payment of lawful consideration therefor and issuance, all shares of the capital stock of the Corporation shall be deemed to be fully paid and nonassessable.  No holder of any of the capital stock of the Corporation shall have any preemptive right to purchase or subscribe for the purchase of any additional shares issued by the Corporation.  In the case of a stock dividend, that part of the surplus account or undivided profits account of the Corporation which is transferred to  stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for the issuance of such stock dividend.

A description of the different classes and series (if any) of the Corporation’s capital stock and a statement of the designations and the relative rights, preferences and limitations of the shares of each class and series (if any) of capital stock are as follows:

SECTION 1.           Common Stock.  Except as provided by law or in this Article  (or in any  supplementary sections hereto) or in any certificate of establishment of a series of preferred stock, the holders of the Common Stock shall exclusively possess all voting power.  Each holder of outstanding shares of Common Stock shall be entitled to one vote for each share held by such holder.

Holders of the Common Stock shall be entitled to the payment of dividends out of any assets of the Corporation legally available for the payment thereof, but only as and when declared by the Board of Directors.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of any class having preferences over the Common Stock in the event of liquidation, dissolution or winding up of the Corporation, of the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate, in whole or in part, therewith, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind, in proportion to their holdings.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

SECTION 2.     Preferred Stock.  The Board of Directors of the Corporation is authorized by vote or votes, from time to time adopted, to provide for the issuance of preferred stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of one or more of the following:

(1) The distinctive serial designation and the number of shares constituting such series;

(2) The dividend rates or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends and the participating or other special rights, if any, with respect to dividends;

(3) The voting powers, full or limited, if any, of shares of such series;

(4) Whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

(5) The amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Bank;

(6) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

(7) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(8) The price or other consideration for which the shares of such series shall be issued; and

(9) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of stock.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

Unless otherwise provided by law, any such vote shall become effective when the Corporation files with the Secretary of State of the Commonwealth of Massachusetts Articles of Amendment to these Articles of Organization that establish and designate one or more series of preferred stock, fixing and determining the relative rights and preferences thereof, and that contain such information and are in such form as may be prescribed by said Secretary of State.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

ARTICLE VI:  Other Lawful Provisions

SECTION 1.  Standards for Board of Directors Evaluation of Offers.  The Board of Directors of the Corporation, when evaluating any offer of another person to (A) make a tender or exchange offer for any equity  security of the Corporation, (B) merge or consolidate the Corporation with another institution, or acquire all of the Voting Stock of the Corporation, or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to all relevant factors including, without limitation, the social and economic effects of acceptance of such offer on the Corporation’s present and future account holders, borrowers and employees; on the communities in which the Corporation operates or is located; and on the ability of the Corporation to fulfill the objectives of a bank holding company under applicable statutes and regulations.

SECTION 2.  Beneficial Ownership Limitation.  No person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than ten percent ( 10%) of the outstanding shares of any class of equity securities of the Corporation.  This limitation shall not apply (A) to any acquisition of shares of capital stock of the Corporation which has been expressly approved in advance by an affirmative vote of not less than two-thirds of the Continuing Directors then in office, (B) to any offer to the Corporation made by any underwriters selected by the Corporation in connection with a public offering by the Corporation of the Corporation’s capital stock, or (C) to any Employee Stock Ownership Plan established by the Corporation.

For the purposes of determining the number of shares of equity securities owned hereunder by any person, the number of shares of equity securities deemed to be outstanding shall include shares deemed owned by such person through the application of paragraph C of Section 3 of Article V of these Articles of Organization but shall not include any other shares of equity securities which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

In the event that any class of equity securities is acquired in violation of this Section 2, (i) all shares of Common Stock or Preferred Stock beneficially owned by any person in excess of ten percent ( 10%) of the total number of outstanding shares of such class shall be considered

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

“excess shares” and such shares shall not be counted as shares entitled to vote, shall not be voted by any person or counted as voting shares in connection with any matter submitted to the stockholders for a vote, and shall not be counted as outstanding for purposes of determining the affirmative vote necessary to approve any matter submitted to the stockholders for a vote, and (ii) the Board of Directors may cause such excess shares to be transferred to an independent trustee for sale on the open market or otherwise, with the expenses of such trustee to be paid out of the proceeds from such sale.  The term “offer” as it is used in this Article includes every offer to buy or acquire, solicitation of an offer to sell, tender offer for or request or invitation for tender of, a security or interest in a security for value.

SECTION 3.  Directors.  The Corporation shall be under the direction of a Board of Directors.  The number of Directors shall not be fewer than three (3) or as required by law.  The Board of Directors shall be divided into three classes (Class I, Class II and Class III) as nearly equal in number as possible, with one class to be elected annually.

The directors of the Corporation as of and from the effective date of these Articles of Organization shall be those persons identified in Article VIII and they shall hold office as follows: the directors initially elected to Class I shall hold office for a term expiring at the annual meeting of stockholders to be held in 1997,  the directors initially elected to Class II shall hold office for a term expiring at the annual meeting of stockholders to be held in 1998, and the directors initially elected to Class III shall hold office for a term expiring at the annual meeting of stockholders to be held in 1999, with the members of each such class to hold office until their respective successors are duly elected and qualified.  At each annual meeting, or special meeting in lieu thereof, of stockholders of the Corporation, the successors to the class of directors whose term expires at the meeting shall be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their respective successors are elected and qualified.

Any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office only for Cause (as hereinafter defined), by an affirmative vote of not less than (i) the holders of two-thirds of the total votes eligible to be cast by stockholders or (ii) two-thirds of the members of the Board of Directors then in office, unless at the time of such removal there shall be an Interested Stockholder, in which case the affirmative vote of not less than two-thirds of the Continuing Directors then in office shall also be required for removal by vote of the Board of  Directors, and in either case such removal must be undertaken at a duly constituted meeting of stockholders or of the Board of Directors, as applicable, called expressly for such purpose.  At least thirty days prior to such meeting of stockholders or of the Board of Directors, as applicable, written notice shall be sent to the Director whose removal will be considered at the meeting.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

For purposes of this Section 3, “Cause” shall be defined as (i) conviction of a felony; (ii) acceptance of immunity to testify where another has been so convicted; (iii) a court determination of liability for negligence or misconduct in the performance of directorial duties in an important matter; or (iv) a determination or direction by such governmental agency or authority as may exercise proper jurisdiction that an individual should not be a Director.

SECTION 4.  Indemnification of Directors.  The Corporation shall indemnify any person who was or is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, derivative, administrative or investigative, by reason of the fact that the person is or was a Director, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably  incurred by him if (A) (i) he acted in good faith, (ii) he reasonably believed that his conduct was in or at least not opposed to the best interests of the Corporation and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful or (B) he engaged in conduct for which he shall not be liable under Section 12 of this Article VI.  The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere, shall not, of itself, be determinative that the person did not meet the relevant standard of conduct described in this Section 4.  The provisions of this Section 4 shall not limit any other rights of indemnification from the Corporation that a person may be entitled to by law or the By-laws of the Corporation.

SECTION 5.  Transactions with Interested Persons.

5.1.  Unless entered into in bad faith, and to the extent otherwise permitted by applicable law, no contract or transaction by the Corporation shall be void, voidable or in any way affected by reason of the fact that it is with an Interested Person.

5.2.  For the purposes of this Section 5, “Interested Person” means any person or organization in any way interested in the Corporation whether as a director, officer, stockholder, employee or otherwise, and any other entity in which any such person or organization of the Corporation is in any way interested.

5.3.  Unless such contract or transaction was entered into in bad faith, and to the extent such contract or transaction is otherwise permitted by applicable law, no Interested Person, because of such interest, shall be liable to the Corporation or to any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

5.4.  The provisions of this Section 5 shall be operative notwithstanding the fact that the presence of an Interested Person was necessary to constitute a quorum at a meeting of Directors or stockholders of the Corporation at which such contract or transaction was authorized.

SECTION 6.  Acting as a Partner.  The Corporation may be a partner in any business enterprise which it would have power to conduct by itself.

SECTION 7.  Stockholders Meetings.  Meetings of stockholders may be held at such place in the Commonwealth of Massachusetts or, if permitted by applicable law, elsewhere in the United States as the Board of Directors may determine.

SECTION 8.  Notice of Stockholder Business at Annual Meeting.  At an annual meeting of stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors (unless there is an Interested Stockholder, in which case the affirmative vote of a majority of the Continuing Directors then in office shall also be required) or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 8.  For business to be properly brought before an annual meeting by the stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty days nor more than one hundred and fifty days prior to the meeting; provided, however, that in the event that less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made must be given.  A stockholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and any other stockholder known by such stockholder to be supporting such proposal,  and (d) any financial interest of the stockholder in such business.  Notwithstanding anything in these Articles of Organization to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 8 or as provided in the By-Laws of the Corporation.  The presiding officer at an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 8, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

SECTION 9.  Call of Special Meetings.  Special meetings of the stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board or the Chief Executive Officer, or by the affirmative vote of a majority of the Directors then in office; provided, however, that if at the time of such call there is an Interested Stockholder, any such call shall also require the affirmative vote of a majority of the Continuing Directors then in office.  Only those matters set forth in the call of the special meeting may be considered or acted upon at such special meeting, unless otherwise provided by law.

SECTION 10.  Amendment of By-Laws.   The By-Laws of the Corporation may be altered, amended or repealed, in whole or in part, at any time by the affirmative vote of at least two-thirds of the total votes eligible to be cast by the stockholders of the Corporation at a duly constituted meeting of the stockholders.  The Board of Directors, by the affirmative vote of at least two-thirds of the Directors then in office, may also alter, amend or repeal the By-Laws of the Corporation, in whole or in part, at a duly constituted meeting of the Board of Directors, unless at the time of such action there shall be an Interested Stockholder, in which case such action shall also require the affirmative vote of at least two-thirds of the Continuing Directors then in office at such meeting; provided, however, that the Board of Directors shall not be authorized hereunder to alter, amend or repeal, in whole or in part, any provision of the By-laws of the Corporation that, by law, these Articles of Organization or the By-Laws, may be altered, amended or repealed, in whole or in part, only through an action exclusively by the stockholders.  If the Board of Directors alters, amends or repeals the By-Laws of the Corporation, in whole or in part, at any time as provided herein, then notice thereof, stating the substance of such action, shall be given to all stockholders entitled to vote on amending the By-Laws by no later than the time of the giving of notice of the meeting of the Corporation’s stockholders next following such alteration, amendment or repeal.  Any By-Laws of the Corporation that are adopted by the Board of Directors as provided herein may be amended or repealed by the Corporation’s stockholders.

SECTION 11.  Amendment to Articles of Organization.  No amendment, addition, alteration, change or repeal of these Articles of Organization shall be made, unless the same is first approved by the affirmative vote of at least two-thirds of the Board of Directors of the Corporation then in office, and thereafter, if and to the extent that applicable law requires that such amendment, addition, alteration, change or repeal must also be approved by the stockholders of the Corporation, approved by the stockholders by not less than 80% of the total votes eligible to be cast at a duly constituted meeting, or, in the case of any amendment, addition, alteration, change or repeal that requires stockholder approval under applicable law and does not affect in any way any of Articles IV, V or VI of these Articles of Organization, by not less than a majority of the total votes eligible to be cast, and if, at any time within the sixty-day period immediately preceding the meeting at which any required stockholder vote is to be taken there is an Interested Stockholder, such amendment, addition, alteration, change, or repeal shall

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ATTACHMENT SHEET

also require the affirmative vote of at least two-thirds of the Continuing Directors then in office, prior to approval by the stockholders.  Unless otherwise provided by law, any amendment, addition, alteration, change or repeal so acted upon shall be effective on the date it is filed with the Secretary of State of the Commonwealth of Massachusetts or on such other date as specified in such amendment, addition, alteration, change or repeal or as the Secretary of State may specify.

SECTION 12.  Director’s Liability.  No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of such director’s fiduciary duty as a director of the Corporation, notwithstanding any provision of law imposing such liability; provided, however, that, to the extent required by applicable law, this provision shall not eliminate the liability of a director of the Corporation (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) for improper distributions under Section 6.40 of Chapter 156D of the Massachusetts General Laws as may be amended from time to time or any successor statute thereto, or (iv) for any transaction from which such director derived any improper personal benefit.  This provision shall not eliminate the liability of a director for any act or omission occurring prior to the date upon which this provision becomes effective.  No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the date of such amendment or repeal.

Signed by:	/s/ James A Marcotte
(signature of authorized individual)

☐ Chairman of the board of directors
☐ President
☒ Other officer
☐ Court-appointed fiduciary

on this 2nd day of May, 2006

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts  02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $        having been paid, said articles are deemed to have been filed with me this       day of            , 20     , at        a.m./p.m.

                                                                                                                                                time

Effective Date:

                                                                (must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 share or any fraction thereof.

TO BE FILLED IN BY CORPORATION

Contact Information

Stephen J. Coukos, Esq.

Gallagher, Callahan & Gartrell, P.C.

112 South Street, 2nd FL

Boston, MA 02110

Telephone:  617.426.5347

Email: coukos@gcglaw.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.su/cor.  If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

(7)            Exact name of corporation:  Enterprise Bancorp, Inc.

(8)            Registered office address:  222 Merrimack Street, Lowell, MA 01852

(number, street, city or town, state, zip code)

(9)            These articles of amendment affect article(s):    Article III

(10)      Date adopted:      May 1, 2007

(month, day, year)

(11)      Approved by:

(check appropriate box)

☐  the incorporators,

☐  the board of directors without shareholder approval and shareholder approval was not required.

☒  the board of directors and the shareholders in the manner required by law and the articles of organization.

(12)      State the article number and the text of the amendment.  Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

To change the number of share and the par value, if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Common	10,000,000	$0.01
		Preferred	1,000,000	$0.01

Total authorized after amendments:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		Common	20,000,000	$0.01
		Preferred	1,000,000	$0.01

(13)      the amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:

Signed by:	/s/ James A Marcotte
(signature of authorized individual)

☐ Chairman of the board of directors
☐ President
☒ Other officer
☐ Court-appointed fiduciary

on this 17th day of May, 2007

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts  02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $10,000 having been paid, said articles are deemed to have been filed with me this 18th day of     May      , 2007, at  9:31 a.m.

Effective Date:

                                                    (must be within 90 days of date submitted)

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 share or any fraction thereof.

Examiner

Name Approval

TO BE FILLED IN BY CORPORATION

Contact Information

C

Stephen J. Coukos, Esq.

Gallagher, Callahan & Gartrell, P.C.

M

112 South Street, 2nd FL

Boston, MA 02110

Telephone:  617.426.5347

Email: coukos@gcglaw.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.su/cor.  If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

THE COMMONWEALTH OF MASSACHUSETTS

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

(14)      Exact name of corporation:  Enterprise Bancorp, Inc.

(15)      Registered office address:  222 Merrimack Street, Lowell, MA 01852

(number, street, city or town, state, zip code)

(16)      These articles of amendment affect article(s):    Article IV

(17)      Date adopted:      December 11, 2007

(month, day, year)

(18)      Approved by:

(check appropriate box)

☐  the incorporators,

☒  the board of directors without shareholder approval and shareholder approval was not required.

☐  the board of directors and the shareholders in the manner required by law and the articles of organization.

(19)      State the article number and the text of the amendment.  Unless contained in the text of the amendment, state the provisions for implementing the exchange, reclassification or cancellation of issued shares.

Article IV is amended with respect to the number and terms of the corporation’s previously authorized and currently unissued shares of Series A Junior Participating Preferred Stock.  A copy of the authorizing votes of the board of directors and the amended terms of such series of preferred stock is set forth on the attachment sheets included herewith, which are incorporated herein by this reference.

To change the number of shares and the par value, if any, of any type, or to designate a class or series, of stock, or change a designation of class or series of stock, which the corporation is authorized to issue, complete the following:

Total authorized prior to amendment:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

Total authorized after amendments:

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

(20)      the amendment shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:  effective as of January 13, 2008

Signed by:	/s/ James A Marcotte
(signature of authorized individual)

☐ Chairman of the board of directors
☐ President
☒ Other officer
☐ Court-appointed fiduciary

on this 11th day of December, 2007

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts  02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156D, Section 10.06; 950 CMR 113.34)

I hereby certify that upon examination of these articles of amendment, it appears that the provisions of the General Laws relative thereto have been complied with, and the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 12th day of December, 2008, at 10:36 a.m.

                                                                                                    (time)

Effective Date:          January 13, 2008

                                                    (must be within 90 days of date submitted)

/s/ William Francis Galvin
WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Filing fee: Minimum filing fee $100 per article amended, stock increases $100 per 100,000 shares, plus $100 for each additional 100,000 share or any fraction thereof.

Examiner

Name Approval

TO BE FILLED IN BY CORPORATION

Contact Information

C

M

Stephen J. Coukos, Esq.

Chu,Ring & Hazel, LLP

49 Melcher Street

Boston, MA 02210

Telephone:  617.443.9800, ext. 212

Email: scoukos@chu-ring.com

Upon filing, a copy of this filing will be available at www.sec.state.ma.su/cor.  If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

ENTERPRISE BANCORP, INC.

RESTATED ARTICLES OF ORGANIZATION

ARTICLE IV

VOTED:                            That pursuant to the authority vested in this Board of Directors in accordance with Sections 6.02 and 10.05 of Chapter 156D of the Massachusetts General Laws and Article IV of the Corporation’s Restated Articles of Organization, as amended, the number and terms of the Corporation’s Series A Junior Participating Preferred Stock shall be amended, such that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof shall be as set forth in the Terms of Series A Junior Participating Preferred Stock presented to this meeting and included as Exhibit A to the Rights Agreement; and further

VOTED:                            That the proper Authorized Officers of the Corporation shall be, and each of them hereby is, authorized and directed to execute Articles of Amendment to the Corporation’s Restated Articles of Organization, as amended, pursuant to Sections 6.02 and 10.05 of Chapter 156D of the Massachusetts General Laws, to effect the changes to the number and terms of the Corporation’s Series A Junior Participating Preferred Stock authorized by the immediately preceding vote and to take all appropriate action to cause such Articles of Amendment to become effective, including, but not limited to, the filing of such Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts; and further

VOTED:                            That 200,000 shares of Series A Junior Participating Preferred Stock of the Corporation shall be and hereby are initially reserved for issuance upon exercise of the Rights, such number to be subject to adjustment from time to time in accordance with the Rights Agreement; and further

The Terms of the Corporation’s Series A Junior Participating Preferred Stock, as amended by the foregoing votes, are as follows:

TERMS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

The following is a statement of the terms (including preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms or conditions of redemption) of the Series A Junior Participating Preferred Stock, par value $.01 per share, of Enterprise Bancorp, Inc. (the “Company”):

1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Shares” and the number of shares constituting such series shall be 200,000.

2.  Dividends and Distributions.

(a)           Subject to the prior and superior rights of the holders of any shares of any series of shares of preferred stock (generally, “Preferred Shares”) ranking prior and superior to the Series A Junior Participating Preferred Shares with respect to dividends (if any), the holders of Series A Junior Participating Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors of the Company (the “Board”) out of funds legally available for the purpose, dividends payable in cash at such times as dividends, other than dividends payable in Common Shares (as defined herein), are paid by the Company to holders of shares of the common stock, par value $0.01 per share, of the Company (the “Common Shares”), commencing on the first date on which such a dividend is paid by the Company to the holders of the Common Shares following the first issuance of a Series A Junior Participating Preferred Share or fraction thereof.  Each such dividend payable on the Series A Junior Participating Preferred Shares shall be in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, plus 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions, other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared by the Board and then payable on the Common Shares.  In the event the Company shall at any time after December 11, 2007 (the “Rights Declaration Date”) (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event pursuant to the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(b)           The Board shall declare a dividend or distribution on the Series A Junior Participating Preferred Shares as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares).

(c)           Dividends shall begin to accrue and be cumulative on outstanding Series A Junior Participating Preferred Shares from the date of issue of such shares.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the Series A Junior Participating Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board may fix a record date for the determination of holders of Series A Junior Participating Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 70 days prior to the date fixed for the payment thereof.

3.  Voting Rights.  The holders of Series A Junior Participating Preferred Shares shall have the following voting rights:

(a)           Subject to the provision for adjustment hereinafter set forth, each Series A Junior Participating Preferred Share shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Company.  In the event that the Board shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(b)           Except as otherwise provided herein or by law, the holders of Series A Junior Participating Preferred Shares and the holders of Common Shares shall vote together as one class on all matters submitted to a vote of shareholders of the Company.

(c)           (i)  If at any time dividends on any Series A Junior Participating Preferred Shares shall be in arrears, the occurrence of such contingency shall mark the beginning of a period (a “Default Period”) which shall extend until such time when all accrued and unpaid dividends for all previous dividend periods and for the current dividend period on all Series A Junior Participating Preferred Shares then outstanding shall have been declared and paid or set apart for payment.  During each Default Period, all holders of Preferred Shares (including holders of the Series A Junior Participating Preferred Shares) with dividends in arrears, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii)  During any Default Period, such voting right of the holders of Series A Junior Participating Preferred Shares may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at an annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Shares, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of Preferred Shares outstanding shall be present in person or by proxy.  The absence of a quorum of the holders of Common Shares shall not affect the exercise by the holders of Preferred Shares of such voting right.  At any meeting at which the holders of Preferred Shares shall exercise such voting right initially during an existing Default Period, they shall have the right, voting as a class, to elect Directors to fill up to two (2) vacancies, if any, in the Board or, if such right is exercised at an annual meeting, to elect two (2) Directors.  The holders of Preferred Shares shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them at any special meeting of two (2) Directors.  After the holders of Preferred Shares shall have exercised their right to elect Directors in any Default Period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Shares as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Shares, if any.

(iii)  Unless the holders of Preferred Shares shall, during an existing Default Period, have previously exercised their right to elect Directors, the Board may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of Preferred Shares outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Shares, which meeting shall thereupon be called by the Board, the Chairman or the Chief Executive Officer of the Company.  The Secretary of the Company shall give notice of such meeting and of any annual meeting at which holders of Preferred Shares are entitled to vote pursuant to this paragraph (c)(iii) to each holder of record of Preferred Shares by mailing a copy of such notice to him at his last address as the same appears on the books of the Company.  Such meeting shall be called for a time not earlier than fifteen (15) days and not later than sixty (60) days after such order or request.  If such meeting is not called within sixty (60) days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of Preferred Shares outstanding.  Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the shareholders.

(iv)  In any Default Period, the holders of Common Shares shall continue to be entitled to elect the whole number of Directors of the Company until the holders of Preferred Shares shall have exercised their rights to elect two (2) Directors voting as a class, after the exercise of which right, (X) the Directors so elected by the holders of Preferred Shares shall continue in office until their successors shall have been elected by such holders or until the expiration of the Default Period, and (Y) any vacancy in the Board shall (except as provided in paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of capital stock of the Company (i.e., the Common Shares or the Preferred Shares) which elected the Directors whose office shall have become vacant.  References in this paragraph (c) to Directors elected by the holders of a particular class of the capital stock of the Company shall include Directors elected by such Directors to fill vacancies as provided in clause (Y) of the foregoing sentence.

(v)  Immediately upon the expiration of a Default Period, (X) the right of the holders of Preferred Shares as a class to elect Directors shall cease, (Y) the term of any Directors elected by the holders of Preferred Shares as a class shall terminate, and (Z) the number of Directors shall be such number as may be provided for in the Articles of Organization, as may then be amended or restated and in effect, or the By-Laws of the Company, irrespective of any increase made pursuant to the provisions of paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law, or in the Articles of Organization, as may be amended or restated from time to time, or the By-Laws of the Company).  Any vacancies in the Board effected by the provisions of clauses (Y) and (Z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d)           Except as set forth herein, holders of Series A Junior Participating Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

4.  Certain Restrictions.

(a)           Whenever dividends or other distributions payable on the Series A Junior Participating Preferred Shares as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Junior Participating Preferred Shares outstanding shall have been paid in full, the Company shall not:

(i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Shares;

(ii)  declare or pay dividends on or make any other distributions on any shares of capital stock of the Company ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Shares except dividends paid ratably on the Series A Junior Participating Preferred Shares and all such parity shares of capital stock of the Company on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares of capital stock are then entitled;

(iii)  redeem or purchase or otherwise acquire for consideration shares of capital stock of the Company ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Shares provided that the Company may at any time redeem, purchase or otherwise acquire any such parity shares of capital stock in exchange for any shares of capital stock ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Shares;

(iv)  purchase or otherwise acquire for consideration any Series A Junior Participating Preferred Shares, or any shares of capital stock of the Company ranking on a parity with the Series A Junior Participating Preferred Shares, except pursuant to Section 8 hereof or in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes of shares of capital stock of the Company.

(b)           The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of capital stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.  Reacquired Shares.  Any Series A Junior Participating Preferred Shares, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.

6.  Liquidation, Dissolution or Winding Up.

(a)           Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of capital stock of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Shares, unless, prior thereto, the holders of Series A Junior

Participating Preferred Shares shall have received Five Thousand Two Hundred and 00/100 Dollars ($5,200.00) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Liquidation Preference”).  Following the payment of the full amount of the Liquidation Preference, no additional distributions shall be made to the holders of Series A Junior Participating Preferred Shares, unless, prior thereto, the holders of Common Shares shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Shares) (such number in clause (ii) immediately above being referred to as the “Adjustment Number”).  Subject to the rights of any other series of Preferred Shares then outstanding, if any, following the payment of the full amount of the Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Shares and Common Shares, respectively, holders of Series A Junior Participating Preferred Shares and holders of shares of Common Shares shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one (1) with respect to such Series A Junior Participating Preferred Shares and Common Shares, on a per share basis, respectively.

(b)           In the event, however, that there are not sufficient assets available to permit payment in full of the Liquidation Preference and the liquidation preferences of all other series of Preferred Shares, if any, which rank on a parity with the Series A Junior Participating Preferred Shares, then such remaining assets shall be distributed ratably to the holders of such parity Preferred Shares (including the Series A Junior Participating Preferred Shares) in proportion to their respective liquidation preferences.  In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment after satisfaction of the liquidation preferences of all series of Preferred Shares, if any, then such remaining assets shall be distributed ratably to the holders of Common Shares.

(c)           In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Shares that were outstanding immediately prior to such event.

7.  Consolidation, Merger, etc.  In case the Company shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the Series A Junior Participating Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of shares, securities, cash or any other property (payable in kind), as the case may be, into which or for which each Common Share is changed or exchanged.  In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Junior Participating Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

8.  Redemption.  The Series A Junior Participating Preferred Shares shall not be redeemable.

9.  Ranking.  The Series A Junior Participating Preferred Shares shall rank junior to all other series of the Company’s Preferred Shares as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

10.  Amendment.  At such time as Series A Junior Participating Preferred Shares are outstanding, the Articles of Organization of the Company shall not be amended, nor shall any Articles of Amendment thereto, including without limitation any amendment establishing a series or class of stock pursuant to Section 6.02 of Chapter 156D of the Massachusetts General Laws, be filed with the Massachusetts Secretary of State or otherwise amended, in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Shares so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding Series A Junior Participating Preferred Shares voting separately as a class.

11.  Fractional Shares.  Series A Junior Participating Preferred Shares may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of a holder of Series A Junior Participating Preferred Shares.